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                                                                    Exhibit 23.5

                         PETROLEUM CONSULTANT'S CONSENT
                         ------------------------------

     We consent to incorporation by reference in the Registration Statement on Form S-3 of Devon Energy Corporation, the reference to our appraisal report for Devon Energy Corporation as of December 31, 1999, and to our appraisal report for PennzEnergy Company for the years ended December 31, 1998 and 1997.

     We also consent to the reference to our firm under the heading "Experts" in the Registration Statement.


     RYDER SCOTT COMPANY, L.P.
     November 15, 2000